SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 15, 2007


                         INTERNATIONAL WIRE GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                      000-51043               43-1705942
  (State or Other Jurisdiction        (Commission File        (I.R.S. Employer
of Incorporation or Organization)          Number)           Identification No.)


12 MASONIC AVE., CAMDEN, NY                                             13316
(Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code: (315) 245-3800

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information contained in this Item 2.02, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of f that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933.

Attached as Exhibit 99.1 and incorporated by reference into this Item 2.02 is a copy of the press release issued by International Wire Group, Inc., dated May 15, 2007, reporting International Wire Group, Inc.'s results for the first quarter of 2007.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT            DESCRIPTION
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99.1 Press Release, dated May 15, 2007, announcing results for the first quarter of 2007.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTERNATIONAL WIRE GROUP, INC.


Date:  May 15, 2007                    By: /s/ Glenn J. Holler
                                           -------------------------------------
                                          Name:  Glenn J. Holler
                                          Title: Senior Vice President, Chief
                                                 Financial Officer and Secretary

                                  EXHIBIT INDEX

EXHIBIT           DESCRIPTION
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99.1 Press Release, dated May 15, 2007, announcing results for the first quarter of 2007.